Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

Note 15: Income Taxes

Components of Income Tax Expense
Year ended December 31 (in millions)	2012	2011	2010
Current expense (benefit):
Federal	$3,004	$1,480	$1,502
State	432	359	385
Foreign	169	153	-
	3,605	1,992	1,887
Deferred expense (benefit):
Federal	160	658	463
State	(40)	371	86
Foreign	19	29	-
	139	1,058	549
Income tax expense	$3,744	$3,050	$2,436

Our income tax expense differs from the federal statutory amount because of the effect of the items detailed in the table below.

Year ended December 31 (in millions)	2012	2011	2010
Federal tax at statutory rate	$4,063	$2,872	$2,136
State income taxes, net of federal benefit	178	354	204
Foreign income taxes, net of federal credit	92	89	-
Nontaxable income attributable to noncontrolling interests	(620)	(410)	2
Adjustments to uncertain and effectively settled tax positions, net	114	77	37
Accrued interest on uncertain and effectively settled tax positions, net	23	66	60
Other	(106)	2	(3)
Income tax expense	$3,744	$3,050	$2,436

We base our provision for income taxes on our current period income, changes in our deferred income tax assets and liabilities, income tax rates, changes in estimates of our uncertain tax positions, and tax planning opportunities available in the jurisdictions in which we operate. We recognize deferred tax assets and liabilities when there are temporary differences between the financial reporting basis and tax basis of our assets and liabilities and for the expected benefits of using net operating loss carryforwards. When a change in the tax rate or tax law has an impact on deferred taxes, we apply the change based on the years in which the temporary differences are expected to reverse. We record the change in our consolidated financial statements in the period of enactment.

Income tax consequences that arise in connection with a business combination include identifying the tax basis of assets and liabilities acquired and any contingencies associated with uncertain tax positions assumed or resulting from the business combination. Deferred tax assets and liabilities related to temporary differences of an acquired entity are recorded as of the date of the business combination and are based on our estimate of the ultimate tax basis that will be accepted by the various taxing authorities. We record liabilities for contingencies associated with prior tax returns filed by the acquired entity based on criteria set forth in the appropriate accounting guidance. We adjust the deferred tax accounts and the liabilities periodically to reflect any revised estimated tax basis and any estimated settlements with the various taxing authorities. The effects of these adjustments are recorded to income tax expense.

From time to time, we engage in transactions in which the tax consequences may be subject to uncertainty. In these cases, we evaluate our tax positions using the recognition threshold and the measurement attribute in accordance with the accounting guidance related to uncertain tax positions. Examples of these transactions include business acquisitions and disposals, including consideration paid or received in connection with these transactions, and certain financing transactions. Significant judgment is required in assessing and estimating the tax consequences of these transactions. We determine whether it is more likely than not that a tax position will be sustained on examination, including the resolution of any related appeals or litigation processes, based on the technical merits of the position.  A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to be recognized in our financial statements.  We classify interest and penalties, if any, associated with our uncertain tax positions as a component of income tax expense.

NBCUniversal

For U.S. federal income tax purposes, NBCUniversal Holdings is treated as a partnership and NBCUniversal is disregarded as an entity separate from NBCUniversal Holdings. Accordingly, neither NBCUniversal Holdings nor NBCUniversal and its subsidiaries incur any material current or deferred domestic income taxes. Current and deferred foreign income taxes are incurred by NBCUniversal's foreign subsidiaries.

In 2012 and 2011, NBCUniversal had foreign income before taxes of $434 million and $476 million, respectively, on which foreign income tax expense was recorded. We recorded U.S. income tax expense on our allocable share of NBCUniversal's income before domestic and foreign taxes reduced by a U.S. tax credit equal to our allocable share of NBCUniversal's foreign income tax expense.

Components of Net Deferred Tax Liability
December 31 (in millions)	2012	2011
Deferred Tax Assets:
Net operating loss carryforwards	$491	$468
Differences between book and tax basis of long-term debt	109	114
Nondeductible accruals and other	1,771	1,583
Less: Valuation allowance	355	297
	2,016	1,868
Deferred Tax Liabilities:
Differences between book and tax basis of property and equipment and intangible assets	29,185	29,185
Differences between book and tax basis of investments	848	616
Differences between book and tax basis of indexed debt securities	587	560
Differences between book and tax outside basis of NBCUniversal	1,413	1,214
	32,033	31,575
Net deferred tax liability	$30,017	$29,707

Changes in net deferred income tax liabilities in 2012 that were not recorded as deferred income tax expense are primarily related to increases of $99 million associated with items included in other comprehensive income (loss) and $66 million of increases related to acquisitions made in 2012. We accrued deferred tax expense of $77 million for our allocable share of NBCUniversal's undistributed foreign income. Our net deferred tax liability includes $23 billion related to cable franchise rights that will remain unchanged unless we recognize an impairment or dispose of a cable franchise.

Net deferred tax assets included in current assets are primarily related to our current investments and current liabilities. As of December 31, 2012, we had federal net operating loss carryforwards of $158 million and various state net operating loss carryforwards that expire in periods through 2032. As of December 31, 2012, we also had foreign net operating loss carryforwards of $311 million that are related to the foreign operations of NBCUniversal, the majority of which expire in periods through 2021. The determination of the realization of the state and foreign net operating loss carryforwards is dependent on our subsidiaries' taxable income or loss, apportionment percentages, and state and foreign laws that can change from year to year and impact the amount of such carryforwards. We recognize a valuation allowance if we determine it is more likely than not that some portion, or all, of a deferred tax asset will not be realized. As of December 31, 2012 and 2011, our valuation allowance was related primarily to state and foreign net operating loss carryforwards. In 2012, 2011 and 2010, income tax expense attributable to share-based compensation of $164 million, $38 million and $3 million, respectively, was allocated to shareholders' equity.

Uncertain Tax Positions

Our uncertain tax positions as of December 31, 2012 totaled $1.6 billion, which excludes the federal benefits on state tax positions that were recorded as deferred income taxes, including $32 million related to tax positions of NBCUniversal for which we have been indemnified by GE. If we were to recognize the tax benefit for our uncertain tax positions in the future, $1.2 billion would impact our effective tax rate and the remaining amount would increase our deferred income tax liability. The amount and timing of the recognition of any such tax benefit is dependent on the completion of our tax examinations and the expiration of statutes of limitation. A majority of the amount of our uncertain tax positions relates to positions taken in years before 2007.

Reconciliation of Unrecognized Tax Benefits
(in millions)	2012	2011	2010
Balance, January 1	$1,435	$1,251	$1,185
Additions based on tax positions related to the current year	154	87	69
Additions based on tax positions related to the prior years	79	75	59
Additions from acquired subsidiaries	-	57	-
Reductions for tax positions of prior years	(60)	(22)	(28)
Reductions due to expiration of statute of limitations	(3)	(5)	(24)
Settlements with taxing authorities	(32)	(8)	(10)
Balance, December 31	$1,573	$1,435	$1,251

As of December 31, 2012 and 2011, our accrued interest associated with tax positions was $721 million and $698 million, respectively. As of December 31, 2012 and 2011, $11 million and $10 million, respectively, of these amounts were related to tax positions of NBCUniversal for which we have been indemnified by GE.

The IRS is examining our 2009 through 2012 tax returns. The IRS completed its examination of our income tax returns for the years 2000 through 2008 and proposed adjustments that relate primarily to certain financing transactions, which we disputed. We effectively settled the dispute related to these transactions in February 2013. This settlement will not have a material impact on our effective tax rate.

Various states are examining our tax returns through 2010. The tax years of our state tax returns currently under examination vary by state. The majority of the periods under examination relate to tax years 2000 and forward, with a select few dating back to 1993.

It is reasonably possible that certain statutes of limitation for the years 2000-2006 will expire within the next 12 months that could result in a decrease to our uncertain tax positions related to those periods.